UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2010

FX Real Estate and Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, 15th Floor, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2010, FX Real Estate and Entertainment Inc. (the "Company") entered into subscription agreements (the "Subscription Agreements") with certain of its directors, executive officers and greater than 10% stockholders (as named below in Item 3.02, the "Purchasers"), pursuant to which the Purchasers purchased from the Company an aggregate of 180 units (the "Units") at a purchase price of $1,000 per Unit. Each Unit consists of (x) one share of the Company’s newly issued Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Convertible Preferred Stock"), and (y) a warrant to purchase up to 10,309.278 shares of the Company’s common stock (such number of shares being equal to the product of (i) the initial stated value of $1,000 per share of Series A Convertible Preferred Stock divided by the weighted average closing price per share of the Company’s common stock as reported on the Pink Sheets over the 30-day period immediately preceding the closing date (the "Closing Price") and (ii) 200%) at an exercise price of $0.291 per share (such exercise price representing 150% of the Closing Price) (the "Warrants"). The Warrants are exercisable for a period of 5 years. The Company generated aggregate proceeds of $180,000 from the sale of the Units pursuant to the Subscription Agreements. The Company intends to use the proceeds to fund working capital requirements and for general corporate purposes.

As previously reported in the Company’s Current Report on Form 8-K dated February 11, 2010, as filed with the Securities and Exchange Commission on February 18, 2010 (the "February 2010 Form 8-K"), the Company created 1,500 shares of Series A Convertible Stock by filing a Certificate of Designation (the "Certificate of Designation") with the Secretary of State of the State of Delaware thereby amending its Amended and Restated Certificate of Incorporation, as amended. The Company has issued and sold thus far an aggregate of 279 shares of the Series A Convertible Preferred Stock as part of the Units and the sale of other units reported in the February 2010 Current Report on Form 8-K and has 1,221 authorized shares of Series A Convertible Preferred Stock that remain available for future issuance under the Certificate of Designation. The designation, powers, preferences and rights of the shares of Series A Convertible Preferred Stock and the qualifications, limitations and restrictions thereof are contained in the Certificate of Designation and are summarized in the February 2010 Form 8-K.

The foregoing description of the Subscription Agreements and the Warrants is not complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement and the form of Warrant, copies of which are filed with the February 2010 Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

The foregoing description of the Series A Convertible Preferred Stock is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Subscription Agreements described in Item 1.01 above, the Company sold following equity securities in a private placement:

• Laura Baudo Sillerman, the spouse of Robert F.X. Sillerman, the Company’s Chairman and Chief Executive Officer, purchased 60 Units.

• Paul C. Kanavos, the Company’s President, and his spouse, Dayssi Olarte de Kanavos, purchased 60 Units.

• TTERB Living Trust, an affiliate of Brett Torino, a greater than 10% stockholder of the Company, purchased 60 Units.

These sales of securities were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX Real Estate and Entertainment Inc.

March 11, 2010	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of Series A Convertible Preferred Stock
4.1	Certificate of Designation of Series A Convertible Preferred Stock (reference is made to Exhibit 3.1)
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated February 11, 2010, as filed with the Securities and Exchange Commission on February 18, 2010)
10.2	Form of Warrant (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K dated February 11, 2010, as filed with the Securities and Exchange Commission on February 18, 2010)